                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  September 13, 2000

                            TranSwitch Corporation
          ----------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

                 Three Enterprise Drive, Shelton, Connecticut
          ----------------------------------------------------------
                   (Address of principal executive offices)

                                     06484
          ----------------------------------------------------------
                                  (Zip Code)

                                (203) 929-8810
          -----------------------------------------------------------
              Registrant's telephone number, including area code


         Delaware                         0-25996                          06-1236189
----------------------------       ------------------------       ----------------------------
(State or other jurisdiction       (Commission File Number)       (IRS Employer Identification
       of Incorporation)                                                     No.)

ITEM 5.   Other Events.
          ------------

     The Corporation is filing restated audited financial statements reflecting the combination with Easics NV, which was effective as of May 9, 2000 and was accounted for as a pooling of interests.

ITEM 7.   Financial Statements and Exhibits.
          ---------------------------------

Exhibit No.      Exhibits
-----------      --------

23.1             Consent of KPMG LLP

99.1 Audited Financial Statements of the Corporation Restated for the Pooling of interests with Easics NV

27.1             Financial Data Schedule

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TRANSWITCH CORPORATION



September 13, 2000                     By /s/ Santanu Das
                                          -------------------------------------
                                          Name:  Santanu Das
                                          Title:  President and Chief Executive
                                          Officer

                                 Exhibit Index
                                 -------------

Exhibit No.        Description
-----------        -----------

23.1               Consent of KPMG LLP

99.1 Audited Financial Statements of the Corporation Restated for the Pooling of interests with Easics NV

27.1               Financial Data Schedule